Loss per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
LOSS PER SHARE
NOTE 6:	LOSS PER SHARE

Basic loss per share is calculated based on the weighted average number of ordinary shares outstanding during each period.

All outstanding share options, convertible notes, and warrants have been excluded from the calculation of the diluted net loss per share as all such securities are anti-dilutive for all years presented.

The loss and the weighted average number of shares used in computing basic and diluted net loss per share is as follows:

	Six months ended June 30,
	2020	2019

Numerator:
Net loss applicable to shareholders of ordinary shares	$(1,963)	$(426)
Interest accrued on preferred shares	(597)	(549)
Total loss attributed to ordinary shares	(2,560)	(975)

Denominator:
Shares of ordinary share used in computing basic and diluted net loss per share	576,556	576,556
Net loss per share of ordinary share, basic and diluted	$(4.44)	$(1.69)